Exhibit 32.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



                  In connection with the Quarterly Report of Global Gold Corporation (the "Company") on Form 10-QSB for the period ending September 30, 2006 as filed with the Securities and Exchange Commission (the "Report"), I, Drury J. Gallagher, the Chairman, Chief Executive Officer and Treasurer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

                  (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 as amended; and

                  (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


 Dated: November 10, 2006


                                               By: /s/ Drury J. Gallagher
                                               ---------------------------------
                                               Drury J. Gallagher
                                               Chairman, Chief Executive Officer
                                               and Treasurer